1 To: MDU Resources Group, Inc. 1200 West Century Avenue P.O. Box 5650 Bismack, North Dakota 58506-5650 From: Wells Fargo Bank, National Association Party A 30 Hudson Yards New York, NY 10001-2170 Email: CorporateDerivativeNotifications@wellsfargo.com Date: August 27, 2026 Ladies and Gentlemen: Amendment the Confirmation dated December 3, 2025 (the between Wells Fargo Bank, National Association and MDU Resources Group, Inc., as amended and supplemented from time to time. Any capitalized term used but not defined herein shall have the meaning assigned thereto in the Confirmation. 1. Amendment. Effective as of the date of this Amendment, Schedule I of the Confirmation is hereby amended by replacing it with the following: SCHEDULE I FORWARD PRICE REDUCTION DATES AND AMOUNTS Forward Price Reduction Date Forward Price Reduction Amount Trade Date December 11, 2025 March 12, 2026 June 11, 2026 September 10, 2026 December 10, 2026 March 11, 2027 June 10, 2027 September 9, 2027 December 9, 2027 March 9, 2028 USD 0.0000 USD [***] USD [***] USD [***] USD [***] USD [***] USD [***] USD [***] USD [***] USD [***] USD [***] 2. As of the date of this Amendment, Party B hereby repeats (i) the representations, warranties Representations and Agreements of Parties Additional Representations, Warranties and Agreements of Party B and Covenants of Party B and (ii) the representation in Section 3(a)(iii) of the 2002 ISDA Master Agreement. 3. No Additional Amendments or Waivers. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects. 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument. CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

2 5. Governing Law; Jurisdiction. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ALL MATTERS RELATING HERETO AND WAIVE ANY OBJECT TO THE LAYING OF VENUE IN, AND ANY CLAIM OF INCONVENIENT FORUM WITH RESPECT TO, THESE COURTS. 6. Waiver of Jury Trial. EACH OF PARTY A AND PARTY B HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY TRANSACTION OR THE ACTIONS OF PARTY A OR ITS AFFILIATES IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

3 Party B hereby agrees (a) to check this Amendment carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Party A) correctly sets forth the terms of the agreement between Party A and Party B hereunder, by manually signing this Amendment or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to us. Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION By: Name: Title: Agreed and accepted by: MDU RESOURCES GROUP, INC. By: Name: Brent Miller Title: Treasurer Christine Roemer Managing Director /s/ Christine Roemer /s/ Brent Miller